================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): June 20, 2006


                              LAS VEGAS SANDS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
--------------------------------------------------------------------------------
          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
--------------------------------------------------------------------------------
   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On June 20, 2006, Las Vegas Sands Corp. ("LVSC") and its wholly-owned subsidiary, Las Vegas Sands, LLC ("LVSLLC" and, together with LVSC, the "Company"), entered into Amendment No. 1 (the "Amendment") to the Employment Agreement, dated as of November 18, 2004 (the "Employment Agreement"), among LVSC, LVSLLC and Scott D. Henry. The Amendment is effective as of June 8, 2006.

        The Amendment provides for the previously announced change in Mr. Henry's position from Chief Financial Officer to Senior Vice President, Finance of the Company. In addition, Mr. Henry has waived his right to resign from the Company for Good Reason (as defined in the Employment Agreement) as a result of the Amendment.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  June 20, 2006


                                    LAS VEGAS SANDS CORP.



                                    By: /s/ Sheldon G. Adelson
                                        ---------------------------------
                                    Name:   Sheldon G. Adelson
                                    Title:  Chairman of the Board and
                                            Chief Executive Officer